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                                                                       Exhibit 2


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement
No. 33-93550 of Nabisco Holdings Corp. on Form S-8 of our report dated
June 23, 2000, appearing in this Annual Report on Form 11-K of the Nabisco, Inc. Employee Savings Plan for the year ended December 30, 1999.


/s/ Deloitte & Touche LLP

Parsippany, New Jersey
June 23, 2000